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                                                                    EXHIBIT 10.2


                     Amended and Restated Advisory Agreement

                                     between

                  First Republic Preferred Capital Corporation

                                       and

                               First Republic Bank

                                December 1, 2001



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                     Amended and Restated Advisory Agreement

        This Amended and Restated Advisory Agreement (this "Agreement") is entered into as of December 1, 2001, between First Republic Preferred Capital Corporation, a Nevada corporation (the "Company"), and First Republic Bank, a Nevada banking corporation (the "Advisor").

        WHEREAS, the Company desires to avail itself of the experience and assistance of the Advisor and to have the Advisor undertake, on the Company's behalf, the duties and responsibilities set forth in this Agreement, subject to the control and supervision of the Board of Directors of the Company (the "Board of Directors") as provided for herein;

        WHEREAS, the Advisor desires to render such services to the Company subject to the control and supervision of the Board of Directors, on the terms and conditions hereinafter set forth;

        WHEREAS, the Company and the advisor are the parties to an Advisory Agreement dated as of April 30, 1999 (the "Original Agreement"), pursuant to which the Advisor has been providing advisory services; and

        WHEREAS, the Company intends to make a public offering of its securities and in connection with that offering will expand its portfolio of mortgage assets; and

        WHEREAS, as a result of its growth the Company and the Advisor desire to amend and restate the Agreement as set forth below to expand the services provided by the Advisor;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   Article 1

                                   Definitions

        Section 1.1. Definitions. As used herein, the following terms shall have the respective meanings set forth below:

        "Advisor" has the meaning set forth in the forepart of this Agreement.

        "Advisor Termination Date" means the date on which this Agreement terminates.

        "Agreement" means this Advisory Agreement, as amended, modified and supplemented from time to time.

        "Board of Directors" has the meaning set forth in the forepart of this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company" has the meaning set forth in the forepart of this Agreement.

        "Independent Directors" means the members of the Board of Directors who are not current officers or employees of the Company or current directors, employees or officers of the Advisor or any affiliate of the Advisor.

        "Operating Expenses" for any period means all of the operating expenses of the Company (with the exception of those expenses to be borne by the Advisor in accordance with Article 4 hereof).



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        "Person" means and includes individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, limited liability companies, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common laws trusts, business trusts or other entities, governments and agencies and political subdivisions thereof.

        "REIT" means a "real estate investment trust" under the Code.

                                   Article 2

                              Duties of the Advisor

        The Advisor shall consult with the Board of Directors and the officers of the Company and shall, at the request of the Board of Directors and/or the officers of the Company, furnish advice and recommendations with respect to all aspects of the business and affairs of the Company. Subject to the control and discretion and at the request of the Board of Directors, the Advisor shall:

        (a) administer the day-to-day operations and affairs of the Company, including, without limitation, the performance or supervision of the functions described in this Article 2;

        (b) monitor the credit quality of the real estate mortgage assets held by the Company;

        (c) advise the Company with respect to the acquisition, management, financing and disposition of the Company's real estate mortgage assets and the investment and reinvestment of proceeds from equity financings and of income from, and principal payments on, the mortgage assets;

        (d) represent the Company in its day-to-day dealings with Persons with whom the Company interacts, including, without limitation, stockholders of the Company, the transfer agent of the Company, consultants, accountants, attorneys, securities and other regulators, securities exchanges and automated quotation systems, servicers of the Company's mortgage loans, custodians, insurers and banks;

        (e) establish and provide necessary services for the Company, including executive, administrative, accounting, stockholder relations, secretarial, recordkeeping, copying, telephone, mailing and distribution facilities;

        (f) provide the Company with office space, conference room facilities, office equipment and personnel necessary for the services to be performed by the Advisor under this Agreement;

        (g) arrange, schedule and coordinate the regular and special meetings of the Board of Directors required for the conduct of the affairs of the Company or for timely action on any matters the Company is required to act upon and implement all decisions of the Board of Directors, unless otherwise instructed, with regard to the Company and its assets;

        (h) maintain communications and relations with the stockholders of the Company, including, but not limited to, responding to inquiries, proxy solicitations, providing reports to stockholders and arranging and coordinating all meetings of stockholders;

        (i) monitor and supervise the performance of all parties who have contracts to perform services for the Company, provided that the Advisor shall have no duty to assume the obligations or guarantee the performance of such parties under such contracts;

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        (j) establish and maintain bank accounts in the name of the Company as may be required by the Company and approved by the Board of Directors and ensure that all funds collected by the Advisor in the name or on behalf of the Company shall be held in trust and shall not be commingled with the Advisor's own funds or accounts;

        (k) make payment on behalf of the Company of all Operating Expenses;

        (l) arrange for the execution and delivery of such documents and instruments by the officers of the Company as may be required in order to perform the functions herein described and to take any other required action contemplated by the terms of this Agreement;

        (m) maintain insurance for the Company including liability insurance, errors and omissions policies and officers and directors policies which shall cover and insure the Company, members of the Board of Directors and the officers of the Company in appropriate amounts and with prudent deductibles and insurers;

        (n) maintain proper books and records of the Company's affairs and furnish or cause to be furnished to the Board of Directors such periodic reports and accounting information as may be required from time to time by the Board of Directors, including, but not limited to, quarterly reports of all income, expenses and distributions of the Company;

        (o) conduct all actions necessary to maintain appropriate accounting controls and maintain all appropriate documentation of such accounting procedures and controls;

        (p) consult and work with legal counsel for the Company in implementing Company decisions and undertaking measures consistent with all pertinent federal, state and local laws and rules or regulations of governmental or quasi-governmental agencies, including, but not limited to, federal and state securities laws (including causing the preparation and filing of all reports, registration statements or other documents with the Securities and Exchange Commission that are necessary or desirable) and tax laws, and the regulations promulgated under each of the foregoing;

        (q) consult and work with accountants for the Company in connection with the preparation of financial statements, annual reports and tax returns;

        (r) prepare and distribute, in consultation with the accountants for the Company, annual reports to stockholders that contain audited financial statements;

        (s) furnish reports to the Board of Directors and provide research, economical and statistical data in connection with the Company's investments;

        (t) as reasonably requested by the Company, make reports to the Company of its performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business of the Company; and

        (u) take any other action necessary to allow the Company to continue to qualify as a REIT for federal income tax purposes.

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                                    Article 3

                           Compensation of the Advisor

     The Company shall pay to the Advisor, for services rendered by the Advisor under this Agreement, an advisory fee equal to $50,000 per year, or such greater amount as may be approved by a majority of the Board of Directors as well as a majority of the Independent Directors, payable in quarterly installments.

                                    Article 4

                             Expenses of the Advisor

     (a) Without regard to the compensation received pursuant to Article 3 hereof, the Advisor shall bear the following expenses:

          (i) employment expenses of the personnel employed by the Advisor, including, without limitation, salaries, wages, payroll taxes and the cost of employee benefit plans; and

          (ii) rent, telephone equipment, utilities, office furniture and equipment and machinery and other office expenses of the Advisor incurred in connection with the maintenance of any office facility of the Advisor.

     (b) The Company shall reimburse the Advisor within 30 days of a written request by the Advisor for any Operating Expenses paid or incurred by the Advisor on behalf of the Company.

                                    Article 5

                                     Records

     The Advisor shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by the Board of Directors and representatives of the Company at all times.

                                    Article 6

                        REIT Qualification and Compliance

     The Advisor shall consult and work with the Company's legal counsel in maintaining the Company's qualification as a REIT. Notwithstanding any other provisions of this Agreement to the contrary, the Advisor shall refrain from any action which, in its reasonable judgment or in the judgment of the Board of Directors (of which the Advisor has received written notice), may adversely affect the qualification of the Company as a REIT or which would violate any laws, rule or regulation of any governmental body or agency having jurisdiction over the Company or its securities, or which would otherwise not be permitted by the articles of incorporation or by-laws of the Company. Furthermore, the Advisor shall take any action which, in its judgment or the judgment of the Board of Directors (of which the Advisor has received written notice), may be necessary to maintain the qualification of the Company as a REIT or prevent the violation of any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities.

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                                   Article 7

                                Term; Termination

     This Agreement shall be in full force and effect for an initial term ending on April 30, 2003 and shall be automatically renewed for additional one-year periods. Notwithstanding the foregoing, the Company may terminate this Agreement at any time upon 90 days' prior written notice; provided, however, that as long as any shares of the Company's preferred stock remain outstanding, any decision by the Company to terminate or modify this Agreement must be approved by a majority of the Board of Directors, as well as by a majority of the Independent Directors.

                                   Article 8

                         Other Activities of the Advisor

     (a) Nothing herein contained shall prevent the Advisor, an affiliate of the Advisor or an officer, director, employee or stockholder of the Advisor from engaging in any activity, including, without limitation, originating, purchasing and managing real estate mortgage assets, rendering of services and investment advice with respect to real estate investment opportunities to any other Person (including other REITs) and managing other investments (including the investments of the Advisor and its affiliates).

     (b) Officers, directors, employees, stockholders and agents of the Advisor or of any affiliate of the Advisor may serve as officers, directors, employee or agents of the Company, but shall receive no compensation (other than reimbursement for expenses) from the Company for such service.

                                   Article 9

                           Binding Effect; Assignment

     This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or any of its respective rights hereunder (other than an assignment to a successor organization which acquires substantially all of the property of such party or, in the case of the Advisor, to an affiliate of the Advisor) without the prior written consent of the other party to this Agreement.

                                   Article 10

                                 Subcontracting

     The Advisor may at any time subcontract all or a portion of its obligations under this Agreement to one or more affiliates of the Advisor that are involved in the business of managing real estate mortgage assets without the consent of the Company. The Advisor may, with the approval of a majority of the Board of Directors as well as a majority of the Independent Directors, subcontract all or a portion of its obligations under this Agreement to unrelated third parties. Notwithstanding the foregoing, the Advisor will not, in connection with subcontracting any of its obligations under this Agreement, be discharged or relieved in any respect from its obligations under this Agreement.

                                      -5-



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                                   Article 11

                     Liability and Indemnity of the Advisor

     The Advisor assumes no responsibilities under this Agreement other than to perform the services called for hereunder in good faith. Neither the Advisor nor any of its affiliates, stockholders, directors, officers or employees will have any liability to the Company, stockholders of the Company or others except by reason of acts or omissions constituting gross negligence or willful breach of any of the Advisor's material obligations under this Agreement. The Company shall indemnify and reimburse (if necessary) the Advisor, its stockholders, directors, officers, employees and agents for any and all expenses (including, without limitation, attorneys' fees and expenses), losses, damages, liabilities, demands and charges of any nature whatsoever in respect of or arising from any acts or omissions by the Advisor pursuant to this Agreement, provided that the conduct against which the claim is made was determined by such Person, in good faith, to be in the best interests of the Company and was not the result of gross negligence by such Person or willful breach of any of such Person's material obligations by such Person. The Advisor agrees that any such indemnification is recoverable only from the assets of the Company and not from the stockholders.

                                   Article 12

                Action Upon Notice of Non-Renewal or Termination

     Upon the giving of notice of non-renewal of this Agreement by the Company or of the termination of this Agreement by the Company, the Advisor shall not be entitled to compensation after the Advisor Termination Date for further services under this Agreement, but shall be paid all compensation accruing to the Advisor Termination Date and shall be reimbursed for all expenses of the Company paid or incurred by the Advisor as of the Advisor Termination Date which are reimbursable by the Company under this Agreement. The Advisor shall promptly after the Advisor Termination Date:

     (a) deliver to the Company all assets and documents of the Company then in the custody of the Advisor; and

     (b) cooperate with the Company and take all reasonable steps requested to assist the Board of Directors in making an orderly transfer of the administrative functions of the Company.

                                   Article 13

                         No Joint Venture or Partnership

     Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties, whether for purposes of taxation or otherwise. Furthermore, nothing in this Agreement conveys to, or otherwise grants, the Advisor the authority to conclude contracts in the name of the Company.

                                   Article 14

                                    Notices

     Unless expressly provided otherwise herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be made by hand delivery, certified mail, overnight courier service, telex or telecopier. Any notice shall be duly addressed to the parties as follows:

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      (a)   If to the Company:      First Republic Preferred Capital Corporation
                                    111 Pine Street
                                    San Francisco, CA  94111
                                    Attention: General Counsel

      (b)   If to the Advisor:      First Republic Bank
                                    111 Pine Street
                                    San Francisco, CA  94111
                                    Attention: President and CEO

      Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Article 14 for the giving of notice.

                                   Article 15

                                  Severability

      If any term or provision of this Agreement or the application thereof with respect to any Person or circumstance shall, to any extent, be invalid or unenforceable (other than Article 13), the remainder of this Agreement, or the application of that term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

                                   Article 16

                                  Governing Law

      This Agreement is made in the State of Nevada and shall be construed in accordance with the laws thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any court sitting in Nevada, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the courts of Nevada. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. The parties hereto hereby agree that the final judgment in any such action or proceeding shall be conclusive and may be in force in any other jurisdiction by suit on the judgment or in any other manner provided by law.

                                       -7-

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                                   Article 17

                                   Amendments

         This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto or their respective successors or assigns, or otherwise as provided herein.

                                   Article 18

                                    Headings

         The article headings herein have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first written above.

                                    FIRST REPUBLIC PREFERRED CAPITAL CORPORATION

                                    By:   /s/ Edward J. Dobranski
                                          --------------------------------------
                                          Edward J. Dobranski
                                          Vice President, General Counsel



                                    FIRST REPUBLIC BANK

                                    By:   /s/ Willis H. Newton, Jr.
                                          --------------------------------------
                                          Willis H. Newton, Jr.
                                          Senior Vice President and Chief
                                          Financial Officer


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